2022 Investor Day Expanded solutions and opportunities to deliver healthy and sustainable growth Exhibit 99

8:55 a.m. Welcome and Safety Overview Jason Payant, Vice President, Corporate Finance and Interim Vice President, Investor Relations 9 a.m. Executive Presentations 10:10 a.m. Management Q&A Session  10:30 a.m.  Introduction to R&D Headquarters and Tour  Greg Aloi, Vice President, Global Customer Co-Creation and Applications Noon Culinology Luncheon 1 p.m. Adjourn Today’s agenda

Dial 5100 on any phone to summon the site’s Emergency Response Team       Ingredion personnel are standing by to assist and call external services A brief note on safety . . . In case of a medical emergency: The primary exit is behind you Leave the room, turn right, and exit out the lobby doors Once outside follow the signs to the designated gathering point Be careful to stay out of roads to allow emergency vehicles to pass The secondary exit is in front of you — behind the curtains Exit into the warehouse and walk across the warehouse toward lighted exits to the outside  Meet in the marked designated area outside In case of an evacuation:

2022 Investor Day Jim Zallie President and Chief Executive Officer Expanded solutions and opportunities to deliver healthy and sustainable growth

Forward-Looking Statements This presentation contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ingredion intends these forward-looking statements to be covered by the safe harbor provisions for such statements. Forward-looking statements include, among others, any statements regarding Ingredion’s prospects, future operations, or future financial condition, earnings, net sales, operating income, capital expenditures, cash flows, expenses, return on invested capital, or other financial items, including management’s plans or strategies and objectives for any of the foregoing, and any assumptions, expectations or beliefs underlying any of the foregoing. These statements can sometimes be identified by the use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “assume,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “propels,” “opportunities,” “potential,” “provisional,” or other similar expressions or the negative thereof. All statements other than statements of historical facts in this presentation or referred to in or incorporated by reference into this presentation are “forward-looking statements.” These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and beyond our control. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, investors are cautioned that no assurance can be given that our expectations will prove correct. Actual results and developments may differ materially from the expectations expressed in or implied by these statements, based on various risks and uncertainties, including the impacts on the availability and prices of raw materials and energy supplies, volatility in foreign exchange and interest rates, and other effects of the conflict between Russia and Ukraine, the impact of COVID-19 on the demand for our products and our financial results; changing consumption preferences relating to high fructose corn syrup and other products we make; the effects of global economic conditions and the general political, economic, business, and market conditions that affect customers and consumers in the various geographic regions and countries in which we buy our raw materials or manufacture or sell our products, including, particularly, economic, currency and political conditions in South America and economic and political conditions in Europe, and the impact these factors may have on our sales volumes, the pricing of our products and our ability to collect our receivables from customers; future purchases of our products by major industries which we serve and from which we derive a significant portion of our sales, including, without limitation, the food, beverage, animal nutrition, and brewing industries; the uncertainty of acceptance of products developed through genetic modification and biotechnology; our ability to develop or acquire new products and services at rates or of qualities sufficient to gain market acceptance; increased competitive and/or customer pressure in the corn-refining industry and related industries, including with respect to the markets and prices for our primary products and our co-products, particularly corn oil; the availability of raw materials, including potato starch, tapioca, gum Arabic, and the specific varieties of corn upon which some of our products are based, and our ability to pass along potential increases in the cost of corn or other raw materials to customers; energy costs and availability, including energy issues in Pakistan; our ability to contain costs, achieve budgets and realize expected synergies, including with respect to our ability to complete planned maintenance and investment projects on time and on budget as well as with respect to freight and shipping costs; the effects of climate change and legal, regulatory, and market measures to address climate change; our ability to successfully identify and complete acquisitions or strategic alliances on favorable terms as well as our ability to successfully integrate acquired businesses or implement and maintain strategic alliances and achieve anticipated synergies with respect to all of the foregoing; operating difficulties at our manufacturing facilities; the behavior of financial and capital markets, including with respect to foreign currency fluctuations, fluctuations in interest and exchange rates and market volatility and the associated risks of hedging against such fluctuations; our ability to attract, develop, motivate, and maintain good relationships with our workforce; the impact on our business of natural disasters, war, threats or acts of terrorism, the outbreak or continuation of pandemics such as COVID-19, or the occurrence of other significant events beyond our control; the impact of impairment charges on our goodwill or long-lived assets; changes in government policy, law, or regulation and costs of legal compliance, including compliance with environmental regulation changes in our tax rates or exposure to additional income tax liability; increases in our borrowing costs that could result from increased interest rates;; our ability to raise funds at reasonable rates and other factors affecting our access to sufficient funds for future growth and expansion; security breaches with respect to information technology systems, processes, and sites; volatility in the stock market and other factors that could adversely affect our stock price; risks affecting the continuation of our dividend policy; and our ability to maintain effective internal control over financial reporting. Our forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of these and other risks, see “Risk Factors” and other information included in our Annual Report on Form 10-K for the year ended December 31, 2021, and in our subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. 1

Presenters

Ingredion
Be what's next.



Jim Zallie
President and Chief Executive Officer
Strategic growth and transformation



Jeremy Xu
Chief Innovation Officer, President, Specialty Sweeteners and PureCircle CEO
Innovation capabilities and sugar reduction strategy



Pierre Perez y Landazuri
Senior Vice President, Corporate Strategy, Specialties and President, EMEA
Texture and food systems platforms, co-creating with our customers



Jorgen Kokke
Executive Vice President and President, Americas
Plant-based proteins investments and core ingredients



Jim Gray
Executive Vice President and Chief Financial Officer
Financial outlook and shareholder value creation while managing volatility

10:10 - 10:30 a.m. **Management Q&A Session**

2

Jim Zallie President and CEO Strategic growth and transformation

A leading global, plant-based ingredient solutions provider $7B 2021 Net Sales NYSE: INGR 19K Customers in >120 countries 70% 2021 Global new product launches contain ingredients that Ingredion produces1 32 Ingredion Idea Labs  innovation centers >500 Global food technology R&D scientists   >1,800 Patent estate Source: 1 Innova 2021; includes: starches, modified starches, sugar & syrups, high-intensity sweeteners, fibers, flours, plant-based proteins, thickeners, and assorted fruit and vegetable essences, juices, & purees 4

We are purpose-driven, committed to sustainable sourcing and offer great-tasting and healthy plant-based solutions We bring the potential of people, nature and technology together to make life better Sustainable and trusted sourcing Protein fortifying Pulse-based proteins enable manufacturers to formulate non-soy based, gluten-free meat and dairy alternatives with consumer-preferred textures and front-of-pack claims Reducing sugar Sugar and sweetness replacement options that don’t sacrifice on taste or mouthfeel Texturizing Innovative and cost-effective texturizing solutions—supported by the broadest portfolio of specialty starches, hydrocolloids and our unmatched understanding of how texture impacts taste 5

Our strategic pillars to forge growth Continuously optimize our operations and global support functions to reduce waste and lower our costs Cost Competitiveness through Operational Excellence Unleash the potential of our people by fostering a diverse, equitable and inclusive culture and living our purpose and values Deliver value through customer co-creation and differentiated go-to-market capabilities Commercial Excellence Build on our product portfolio and global innovation strengths aligning with consumer trends and a changing customer landscape Specialties Growth Purpose/Culture/Values/Talent 6

Our innovation strategy is aligned with consumer trends and customer needs Global consumer trends Customer needs Healthy living and eating Uncompromised taste and texture Progressive innovation partners Technologies and systems that support nutrition and health Broad sugar reduction portfolio Protein-based flours, concentrates and isolates to fortify and texturize Consumer-friendly clean and simple ingredients with superior texturizing functionality Prebiotic ingredients for digestive health and encapsulating agents for nutritional actives Textures that enhance taste and are affordable, enjoyable and sustainable Industry leader in starch-based texturizers offering functionality and affordability Advancing the science and language of food texture with starches, hydrocolloids and proteins Delivery systems to encapsulate flavors and enhance taste Flavor modifiers that enhance sweetness Support customers with industry leading applications and technical service capabilities  Global network of application labs to co-create in person or virtually Food systems and solutions that can be customized and reduce customer costs Marketing and category insights to provide thought leadership Sustainability partnerships with customers 7

An expanding specialties portfolio…supported by a stable, cash-generating core E $6.0 ingredients ingredients ~$8b 24% 76% 33% 67% 60% 40% Specialty ingredients and Core ingredients are defined in Form 10-K for the year ended December 31, 2021 Note: Forward outlook assumes constant raw material costs and that future price changes can be implemented to offset changes in raw material costs $Bs 8

Organic growth will be accelerated by >$700 million of investments we’ve made over the last four years $250m In plant-based proteins Ramping-up; expanding pipeline >$250m In sugar reduction Early stage accelerating growth $100m In tapioca, rice and potato Existing and new market growth; accretive $90m China expansion Ramping-up; strong local demand $45m Food systems Integrated and accretive 9

These investments provide access to large and growing markets FOOD SYSTEMS STARCH-BASED TEXTURIZERS CLEAN AND SIMPLE INGREDIENTS $18B* market Starches Hydrocolloids Fibers PLANT-BASED PROTEINS Alternative proteins $10B* market SUGAR REDUCTION AND SPECIALTY SWEETENERS Sugar reduction $5B* market *Internally compiled detail across various sources, including: IHS Markit (Oct 2020), Giract (2019 and 2021 reports), LMC, Sweetener China Sweetener News (Various, including July 2021), Markets and Markets, Allied Market Research, Technavio, Mordor Intelligence, LMC Global Sweetener Market, Market Research Future, Market Data Research, McKinsey & Company,  INGR internal intelligence. 10

And have unlocked new possibilities for us to innovate with our customers Low calorie Reduced sugar Dairy and animal-free Plant- based Clean label Indulgent 11

Jeremy Xu Chief Innovation Officer, President, Specialty Sweeteners and PureCircle CEO Innovation capabilities and sugar reduction strategy

Our innovation agenda is shaped by consumers and customers Customers                                        Co-creation of new products Global Food Applications Snacks and bakery Savory Meat/Dairy Alternatives Dairy Confections Beverage Specialty Growth Platforms SBT C&SI PBP SR&SS FS Consumer, industry and customer insights Functional Capabilities Analytical and measurement science Regulatory affairs and nutrition science Culinology Intellectual property management Sensory Open innovation and venturing Technology Platforms and Process Technology Plant science Process technology Ingredient informatics Chemistry Biotransformation Food texture science Consumers 13

Advanced biotechnology Development of novel or enhanced carbohydrates, enzymes, proteins, sweeteners and functional ingredients New and improved sustainable plant-based materials for food and industrial applications Optimized for functionality, cost, and quality Plant science Six science and technology platforms Deep understanding of relationships between our ingredients and texture in food Food texture science Leverage the power of computing, molecular dynamics and process analytics to build Artificial Intelligence Increases development speed, reduces experimentation and enables rapid formulation Ingredient informatics Process technology Biotransformation Deep chemistry knowledge and novel molecular modeling technologies Enable development of new texturizers, sweeteners and proteins Chemistry Novel manufacturing technologies enable new product development, drive bottom-line savings, and support our sustainability agenda 14

Supported by six industry leading functional capabilities Sensory External, technology-based partnerships and investment opportunities Focused ecosystems participating to support our Growth and Technology Platforms Protect, defend and facilitate growth with intellectual property assets and risk management strategies Intellectual property management Products are designed, manufactured and marketed in a manner that are safe and comply with regulatory requirements Regulatory affairs and nutrition science Merging food technology and culinary capabilities Deliver Culinology driven innovative insights and food experiences Open Innovation and Venturing Culinology Analytical and measurement science Analytical chemistry expertise Execute methods to support innovation-related teams, platforms and organizations Drive success in science discovery with customers Characterizes customer preference to drive innovation Translates subjective consumer terms to measurable analytical terms 15

Co-creating with customers through our global Idea Labs Snacks and bakery Savory Meat/Dairy alternatives Dairy Confections Beverages New ingredient design Food ingredients knowledge New food concept creation Differentiated texture delivery Food formulation expertise Food processing knowledge Customer support New product and technology development Cost optimization 16

And how we are interacting with customers is transforming, to engage in ways to co-create digitally 14 Plant-based new product launches from Ingredion Idea Labs  160 Number of 24/7 technical support staff >14K Customers engaged in co-creation ~2,500** Increase in virtual engagements  >30%* Increase of in-person engagements *Versus 2020 **+50% versus 2020 17

Sugar reduction solutions represent significant growth potential Total addressable sugar reduction ingredient market currently at $5b growing to ~$7b by 2026   Global leader in natural high-intensity sweeteners “The perfectly sweet trifecta” partnership Source: Internally compiled detail across various sources, including HIS Markit (Oct 2020), Giract (2019 and 2021 reports), LMC, Sweetener China Sweetener News (Various, including July 2021) Stevia leaf extract Bio-converted stevia Fermented Reb M 18

Nature-based Reb M stevia cost in use is becoming competitive with U.S. sugar prices with significant headroom for growth *Reb M $1,250 Source: China Sweetener News, USDA, Sosland, Ingredion market intelligence U.S. Sugar Bioconverted Stevia (Reb M) $/MT (White Sugar Equivalence) Market Size (2022) $85b $8.2b 19

Traceable Natural origin Zero calorie stevia-based ingredients Innovative solutions Great taste Clean label PureCircle’s vertically integrated value chain enables delivery of natural origin, no-calorie sweetening Agronomy research Leaf production Customers and consumer Extraction Purification Product portfolio Applications 20

PureCircle’s leadership is enabled by meeting consumer demands and customer needs Consumer demands Customer needs Great taste Calorie-free Clean label Natural origin Vertically integrated, trusted partner Broad portfolio of solutions Sustainable sourcing and traceability Solutions for regulatory, taste, and cost-in-use Formulation expertise 21

Pierre Perez y Landazuri Senior Vice President, Corporate Strategy, Specialties and President, EMEA Texture and food systems platforms, co-creating with our customers

What constitutes a specialty ingredient? Unique value propositions Growing, on-trend demand Supported by applications research and technical service Competitively differentiated Gross profit threshold 21% % of Specialty Net Sales $1.4b ~$3.2b  Specialty Net Sales Specialty ingredients are defined in Form 10-K for the year ended December 31, 2021 Note:  Forward outlook assumes constant raw material costs and that future price changes can be implemented to offset changes in raw material costs 23

Specialty ingredients are led by our five growth platforms and enhanced by nutrition and taste Protect and extend our lead STARCH-BASED TEXTURIZERS Lead and pioneer CLEAN AND SIMPLE INGREDIENTS Grow with market and differentiate PLANT-BASED PROTEINS Capture market growth SUGAR REDUCTION AND SPECIALTY SWEETENERS TASTE Capture greater share NUTRITION, HEALTH, AND WELLNESS On-Trend Growth Lead in targeted areas FOOD SYSTEMS 24

Specialties proved resilient through the pandemic and grew strongly in both 2020 and 2021 North America* Growth in starch-based texturizers and clean and simple ingredients Growth in starch-based texturizers and specialty sweeteners Growth in tapioca and rice-based starch-based texturizers and sugar reduction Food systems ingredients leader with growth in starch-based texturizers  *Specialty Net Sales: Growth calculated on 2019 – 2020 and 2020 – 2021 reported third party net sales South America* Asia-Pacific* +31% vs ’20 +6% ’20 vs ‘19 Europe, Middle East and Africa* +21% vs ’20 +5% ’20 vs ‘19 +25% vs ’20 -7% ’20 vs ‘19 +8% vs ’20 +2% ’20 vs ‘19 25

We offer the broadest and deepest portfolio of specialty starches globally North America South America Asia-Pacific Europe, Middle East and Africa 6 plants Corn | Potato Tapioca 4 plants Corn | Tapioca 14 plants Corn | Potato Tapioca 6 plants Tapioca | Corn Rice Our worldwide starch manufacturing footprint provides relevance to multinational and local customers and enables local supply in each market to minimize environmental impact 26

Texture represents an $18 billion global market 2021 Global ingredient sales ~$165b 2021 Texturants ingredient sales ~$18b Source: 2021 estimated global market; Markets and Markets, Allied Market Research, Technavio, Mordor Intelligence, LMC Global Sweetener Market, Market Research Future, Market Data Research, Statista, McKinsey & Company, Ingredion internal intelligence (3-5%) (5-year CAGR) All other ingredients 89% 11% $7B (3-4%) $7B (2-3%) $4B (3-5%) 27

Texture has important impact on taste, and we are a global leader in texturizers *Hydrocolloids included: xanthan, gellan, carrageenan, pectin, locust bean, and CMC Sources: Innova Database, 2017-2021; Ingredion internal intelligence, team analysis Product launches containing both starch and hydrocolloids* growing at a faster rate STARCH-BASED TEXTURIZERS CLEAN AND SIMPLE INGREDIENTS FOOD SYSTEMS CAGR of Global new product launches (2011-2021) 28

Our Texturizer sales are expected to reach $1.9B by 2025 68% 19% E. $B ~ $1.9B >5.0% 2021 – 2025 Growth Outlook Clean & Simple 13% Note:  Forward outlook assumes constant raw material costs and that future price changes can be implemented to offset changes in raw material costs 29 2021

Substantial growth opportunities in targeted emerging markets for specialty starch 2022 kg per capita Source: Euromonitor, World Population Review, Statista, Census, Our World in Data Modified starch consumption per capita comparably low in emerging markets, representing a strong growth opportunity Modified starch consumption per capita Population (2022) 7.9b 1.5b 0.2b 0.3b Projected pop. growth (2021-2026) +300m Flat <1% <1% Significant headroom for growth 30

Announcing ~$160m of capital investment into specialty starches to expand capacity, optimize our supply chain and fuel organic growth $160m Texturizer Growth Capital 2022 – 2024 Additional modified starch finishing capacity Expanding starch-based and clean label texturizers Localizing more Asia-Pacific production Attractive ROICs with low execution risk Note:  2022 – 2024 capital spend assumes constant material and labor cost assumptions; $160M starch-based capital investment exclusive of China expansion and previous investments in tapioca, rice and potato 31

An example of co-creating food systems with customers

Ingredion
Be what's next.

Brief development

Dairy-free vegan Feta-type alternative cheese

Texture and flavor target
- Tangy
- Firm bite
- Cuttable
- Easy to crumble
- Creamy mouthfeel

DAIRY FREE

GLUTEN FREE

VEGAN

Recipe development

Vegan Feta-type crumbles



Ingredients	%
SIMPLISTICA® PROTEIN SYSTEM	**10.00**
SIMPLISTICA® TEXTURE SYSTEM	**12.25**
Water	57.96
Coconut oil, refined	15.00
Citric acid, 10% solution	2.24
Kosher salt	1.00
Nutritional yeast	0.80
Lactic acid solution, vegan, 88%	0.75
Total	100.00

Special processing note
- Add **Protein System** to cooker with water – mix and hydrate for 15 minutes – no heat.
- Add **Texture System** and nutritional yeast to Protein mix. Continue mixing to hydrate for 10 minutes.
- Process next steps according to procedure.

System formulation

SIMPLISTICA® PROTEIN SYSTEM

Ingredients
Faba bean protein
Chickpea Flour

SIMPLISTICA® TEXTURE SYSTEM

Ingredients
Tapioca starch
Pea starch
Modified corn starch
Agar





6 Bags
Ingredion individual ingredients

=

2 Bags
Ingredion Simplistica® system solutions

32

Jorgen Kokke Executive Vice President and President, Americas Plant-based proteins investments

Excited about the growth prospects for plant-based proteins Global alternative protein market projected to grow >7% CAGR over next five years Over 1/3 of consumers are seeking to increase their consumption of plant-based proteins* Opportunities across four growing consumer-preferred categories Alternative dairy Plant-based meat Fortified bakery Healthy snacks  Potential to reach >$150m in net sales over the next four years in plant-based proteins *Datassential, Nov 2021 34

Our sales in plant-based proteins are accelerating fueled by operational excellence and 14 new product launches >250% Vs Q1, '21 2022 Net Sales on track Feb 2022 Equity participation in Innovopro chickpea protein Jan 2022 Increased project pipeline by 3.5x YOY Dec 2021 Ultra Performance launch sourced from Vanscoy May 2021 Structured Vegetable Protein (SVP) global launch March 2021 Inauguration of South Sioux City, NE plant Nov 2020 Acquisition of Verdient (Vanscoy, Canada plant) 35

South Sioux City facility is producing a range of pea protein isolates Production up 6X vs. 2021 36

Vanscoy facility produces protein flours and concentrates from different pulses Production up 2X vs. 2021 Yellow pea Chickpea Yellow lentil Faba bean 37

Plant-based proteins are complementary to our specialty portfolio and enhance our value propositions PLANT-BASED PROTEINS Alternative proteins $10B* market Source: Internally compiled detail across various sources, including: Arizton Research, Mordor, Intelligence, CSO, Markets & Markets, RD Reports, BCG/Blue Horizon; INGR internal intelligence Developing a complete portfolio of pulse-based products, for different applications and consumer preferences Leveraging our broad product offering and formulation expertise Discovering and co-creating with new and existing customers Partnering for innovation Enabling new product launches 38

Pursuing core ingredient opportunities

Our Core ingredients portfolio provides stable cash generation and future upside to growing populations E $6.0 ingredients ingredients ~$8b 24% 76% 33% 67% 60% 40% Specialty ingredients and Core ingredients are defined in Form 10-K for the year ended December 31, 2021 Note:  Forward outlook assumes constant raw material costs and that future price changes can be implemented to offset changes in raw material costs $Bs 40

Majority of our core ingredients portfolio are exposed to growing populations Expect core ingredients to grow low single digits Repurposing of production toward higher-value offerings such as: Starch-based strength additives for a growing corrugated market Polyols for personal care and pharma Reducing profit volatility Improved risk management and contract terms Est. 4-year Volume Growth United States Flat Mexico/Canada 1% South America* 2% EMEA 4% APAC 1% 2021 Net Sales $4.6b Core ingredient sales *South America four-year growth adjusted to exclude 2021 third party volume for the Argentina, Chile and Uruguay entities as these companies were divested as part of the Arcor JV. 41

Within U.S. core ingredients, HFCS represents a decreasing portion of the business 2021 Net Sales $4.6b Core product sales U.S Gross Profit – Core Ingredients Proportion of Gross Profit Dollars 2018 2021 Sweetener 46% 50% Brewing Confectionary Bakery Industrial and personal care Starches 25% 30% Paper and corrugating Brewing Sauces, dressings, and soups Textiles Batters and breading HFCS 29% 20% Beverages Food (Bakery, Snacks, Jams & Jellies) Total 100% 100% Note: HF represents 8% of total U.S. gross profit 42

Jim Gray Executive Vice President and Chief Financial Officer Financial outlook and shareholder value creation while managing volatility

Four-year performance outlook assumes profit growth and increasing cash flow available for strategic value creation - 2021  2022-2025 Growth goal Net Sales $6.9b 2% to 4% Adjusted Operating Income Margin $685m 10% 7% to 9% +30 to 50 bps p.a. Normalized Cash From Operations $611m 2020-21 Average >10% Capital Investment Commitment      Specialty Growth Capital $330m $100m  > $1.4b  $400m  Higher specialty growth Higher emerging market growth Strong cost management Assume price movements offset corn and other raw material inflation Risk: mitigating supply chain cost inflation Drivers and risks Represents real margin dollar growth; actual net sales and margins vary due to pass-through of changes in raw material costs and FX.  Net sales growth objective assumes constant currency and corn/raw material costs equivalent to 2021.   44

Operating income margin Op income 10% 11% to 12% Plus 30 to 50 bps per year Net sales growth objective assumes constant currency and corn/raw material costs equivalent to 2021.  67% ingredients $6.9b 33% ingredients >40% <60% ~$8B $0.7b Specialty portfolio drives four-year net sales growth outlook 2021- 2025 CAGR 2% to 4% Total Net Sales Mid-single-digits to high single-digits Specialty Flat to  low single-digits Core sweeteners, starches and co-products Net sales 45

Heightened awareness as sources of volatility across all regions are impacted by global disruptions and rising regional costs Logistics Global logistical disruptions and rising regional freight costs Agri Input Tightening global supply Energy Strong post-pandemic global recovery, with uncertain supply Currency Exchange-rate risk 46

Driving continuous efficiency Overcoming cost inflation through continuous improvement Investing in digital capability solutions to drive efficiency Leveraging low-cost shared services to enable growth and efficiency Cost competitiveness to mitigate inflation 47

Releasing capacity and reducing volatility Continuous debottlenecking to drive uptime Improving forward visibility of customer demand to ensure service Increasing reliability throughout the supply chain Progressing pricing excellence, contract terms and hedging practices Actions we are taking to attack volatility 48

Valuation is attractive relative to ROIC and FCF yield 7.2% Four-year average FCF yield* E. 12.0% - 13.0% Adjusted ROIC* Delivering improving ROIC Attractive FCF contribution to fuel growth *Return on invested capital (ROIC); See the appendix on the calculation of these non-GAAP measures Note:  Forward outlook assumes constant raw material costs and that future price changes can be implemented to offset changes in raw material costs; Tax rate held constant to 2022 estimated rate 49

We are committed to improving TSR through purposeful use of our strong balance sheet, dividend growth and share repurchase 1 Investment in the business Investment in organic growth projects with attractive ROIC* Value enhancing M&A to accelerate specialties growth 2 Dividends Attractive dividend yield Committed to dividend payout in-line with earnings growth 3 Share repurchases Share repurchases after funding growth investment opportunities and dividends *Return on invested capital (ROIC) 50

Closing comments

Our roadmap for value creation STARCH-BASED TEXTURIZERS CLEAN AND SIMPLE INGREDIENTS PLANT-BASED PROTEINS SUGAR REDUCTION AND SPECIALTY SWEETENERS FOOD SYSTEMS Customer Co-Creation and Consumer Preferred Innovation Purpose and Performance Driven Culture Customer Co-Creation and Consumer Preferred Innovation Sustainable and Trusted Sourcing Supply Chain and Operational Excellence Core Food and Industrial Ingredients Specialty Growth Platforms Value Creation Value Creation DRIVINGROWTH 52

Our ESG commitments will shape how we grow https://www.ingredion.com/na/en-us/company/meet-ingredion/sustainability.html 2021 DEI Report released May 24, 2022 https://www.ingredion.com/content/dam/ingredion/2022/documents/corporate/ing-dei-2021-final.pdf 2021 Sustainability Report released May 16, 2022 53

Our investments in texturizers, sugar reduction, and plant-based proteins provide ~$0.9b in sales growth over the next four years 70% 33% $2.3B  67% 67% 33% $2.3b  < 60% Net sales growth objective assumes constant currency and corn/raw material costs equivalent to 2021.  May not foot due to rounding  2021 Act. Total Sales $6.9b Total Specialties $2.3b Texturizers $1.5B Sugar Reduction and Specialty Sweeteners 0.4 Plant-based Proteins <0.05 Future platforms and incubators 0.3 >5% 14 – 15% >70% 4 – 7% 2025 Est. ~$8b $3.2b $1.9b 0.7 0.2 0.4 Specialties Sales Growth $0.9B 54

Value-creating M&A has been and will continue to play an important role in our transformation *ASTRAEA® is trademark of Matsutani Chemical Industry Co., Ltd. Used with permission. 2015 2019 M&A/Ventures Strategic capital China modified starch 2021 2017 Mexico capacity 2020 Shandong capacity 2018 Plant-based proteins Thailand tapioca modified starch Thailand rice starch and flour Mexico Allulose plant 2016 $1.4b Specialties Net Sales $2.3b Specialties Net Sales Portfolio Expansion Fruit and vegetable ingredients Portfolio expansion Potato-based ingredients Portfolio expansion Rice-based ingredients (Banglen) Portfolio expansion Hydrocolloid ingredients South Sioux City Neb. Capacity expansion Plant-based protein ingredients Joint venture Plant-based protein ingredients Portfolio expansion Potato-based ingredients ® Strategic alliance Sugar reduction ingredients Allulose* Portfolio expansion Plant-based protein ingredients Portfolio expansion Sugar reduction ingredients Portfolio expansion Food systems Strategic alliance Sugar reduction ingredients 55

Q&A We bring the potential  of people, nature and technology together to  make life better.

2022 Investor Day Thank you for attending 57

Greg Aloi, Vice President, Global Customer Co-Creation and Applications Introduction to tour

32 Digitally connected global Ingredion Idea Labs Invite customer co-creation using consumer insights and science-based problem solving 59

Hazel Fromm-Tatosian Senior Director, Global Applications Innovation tour leads Dennis Sawchuk Vice President, Research Leaslie Carr Senior Director, Customer Solutions and Product Innovation US/Canada  1 2 3 60